UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+91 99454-8382

(Registrant’s telephone number, including area code)

Innovative International Acquisition Corp.

24681 La Plaza Ste 300

Dana Point, CA 92629

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZCAR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at a price of $11.50, subject to adjustment	ZCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously disclosed by the registrant in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 19, 2022, on October 13, 2022 Innovative International Acquisition Corp., a Cayman Islands exempted company (together with its successors, “Purchaser,” which upon consummation of the Transactions was renamed “Zoomcar Holdings, Inc.”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Zoomcar, Inc., a Delaware corporation (“Zoomcar”), Innovative International Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Innovative, and Greg Moran, in the capacity as the representative of the Zoomcar stockholders from and after the closing of the transactions (collectively, the “Transaction”) contemplated by the Merger Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Merger Agreement.

On December 29, 2023, the Parties entered into the First Amendment to the Agreement and Plan of Merger and Reorganization (the “First Amendment”), pursuant to which the Parties amended the Merger Agreement to accelerate the distribution of the Earnout Shares such that the Earnout Shares cease to be subject to conditions based on trading pricesand will, instead, be immediately released from the Earnout Escrow Account for distribution to Zoomcar Stockholders in the manner described in, and subject to the terms of, the Merger Agreement.

The foregoing description of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the First Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

2.1	First Amendment to the Agreement and Plan of Merger and Reorganization, dated as of October 13, 2022, by and among Innovative International Acquisition Corp., Zoomcar, Inc., Innovative International Merger Sub, Inc., and Greg Moran, in the capacity as the Seller Representative thereunder.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2023	ZOOMCAR HOLDINGS, INC.

	By:	/s/ Greg Moran
	Name:	Greg Moran
	Title:	Chief Executive Officer and Director

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